Operator Opening: Good day, and welcome to the ProPetro Holding Corp First Quarter 2024 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, Director of Corporate Development and Investor Relations for ProPetro Holding Corp. Please go ahead. Matt Augustine - Director of Corporate Development and Investor Relations: Thank you and good morning. We appreciate your participation in today’s call. With me today is Chief Executive Officer, Sam Sledge; Chief Financial Officer, David Schorlemer; and President & Chief Operating Officer, Adam Munoz. This morning, we released our earnings results for the first quarter of 2024. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt and good morning, everyone. The first quarter of 2024 was an exciting start to the year for ProPetro. Before David walks you through our financial results, I’d like to begin by covering some important business highlights. As we mentioned last quarter, this year we expect to demonstrate once again in 2024 that our strategy is and will continue working. To start off the year, we initiated strategic actions to build on our recent progress, and we’re pleased to report that those actions coupled with recent investments are yielding strong returns. Let's walk through some of the specifics. First, underpinning our strategy is our ongoing fleet transition from legacy equipment to next- generation assets. Over the last two years, we have worked to create a next generation fleet to meet the needs of an evolving industry both today and into the future. We have invested approximately $1 billion to recapitalize our fleet with state-of-the-art technologies and services. First Quarter 2024 Earnings Call Scripted Remarks May 1, 2024, 8:00 am CT 1 EXHIBIT 99.3

Today, we have transitioned over two thirds of our fleet to next generation equipment, delivering premium value to our customers while lowering emissions through industry-leading natural gas substitution. Strong demand for our assets and services continues to support our solid performance, and our outlook for our electric equipment remains particularly bright. Having significantly upgraded and modernized the majority of our fleet, we are excited to realize strong returns in 2024 and for years to come. Our FORCESM electric fleet offering is uniquely positioned to create value for our customers. We now have three FORCESM electric fleets deployed, with a fourth deploying by the end of the second quarter, and seven Tier IV DGB dual fuel fleets operating with industry-leading diesel displacement. Our FORCESM electric fleets, which we first deployed in early September of last year, have built a reputation of performing at high levels operationally and financially. As a testament to the success of our FORCESM offering and our execution here in the Permian, we were proud to announce earlier this week our latest contract with ExxonMobil. This agreement is a direct result of our strategy and pursuit of an industrialized model to create premium value for our customers and is supported and made possible by our first-class operating team in the field. I’d like to take a moment to walk through some highlights of our agreement with ExxonMobil to underscore why it is such a significant step and important achievement for ProPetro. This is a three year agreement to provide our FORCESM electric-powered hydraulic fracturing services coupled with Silvertip's wireline and pumpdown services to ExxonMobil. The agreement calls for the delivery of two FORCESM electric frac fleets, paired with wireline and pumpdown services in the first half of 2024 - with the option of a third fleet to commence operations in early 2025. This agreement is a significant achievement for us, showcasing ProPetro as a trusted partner to a widely recognized industry leader and global supermajor. This also demonstrates our ability to successfully deliver multiple completions services through an integrated operation to our customers. The ExxonMobil agreement, along with our other contracted FORCESM electric equipment, is a glimpse into what the future of ProPetro will look like, inclusive of a more durable earnings profile. We work closely with our customers – creating efficiencies tied to transparency, logistics and higher utilization. We are proud to deliver faster, more efficient and flexible services while reducing risk and costs for our customers. All made possible by our team here at ProPetro. Our electric equipment is in high demand, and we plan to continue to transition our Tier II diesel equipment to our FORCESM electric equipment over time in a manner that minimizes our overall capital cost, garnering committed contracts that derisk our earnings performance over the long-term. First Quarter 2024 Earnings Call Scripted Remarks May 1, 2024, 8:00 am CT 2 EXHIBIT 99.3

Having covered our fleet transition and recent FORCESM developments, I want to move to another core attribute of our strategy – disciplined approach to inorganic growth. Our successful capital deployment track record of value-enhancing M&A supports our resilient and improved results. We continue to pursue value accretive acquisitions like our recent acquisition of Par Five cementing. The accretive earnings impact and expected revenue synergies from that acquisition are already beginning to show in our results. This builds on the momentum of our Silvertip acquisition, which continues to be a strong tailwind for our earnings power and free cash flow. We will stay opportunistic in our pursuit of accretive M&A opportunities at valuations that make sense. The final key element of our strategic focus is our capital allocation philosophy. With our capital allocation strategy supported by strong, resilient free cash flow, we remain opportunistic in returning cash to shareholders. Last week we announced that our Board approved an increase in and extension of our share repurchase program through May 31, 2025 with an additional $100 million authorized for a total of $200 million. Since the inception of our plan in May 2023, ProPetro has repurchased approximately 8% of our outstanding common stock. We have consistently executed on the share repurchase program, and this recent increase confirms our Board’s confidence in ProPetro’s continued earnings growth and free cash flow generation. Turning to our results. We started off 2024 with an impressive quarter that also shows the success of our execution in the field, our strategy, and the recent investments we’ve made to enhance our earnings power. Our differentiated offering that supports operational excellence, our blue-chip customer base, next generation equipment, and operating density in the Permian basin make our company strong and resilient. We are excited that this year we can reduce capex spending, as our large reinvestment capital requirements are behind us. This will continue to support free cash flow and our capital allocation approach in 2024 and beyond. We remain very confident in our ability to deliver durable and repeatable financial results for the long term. Turning now to our macro outlook. Despite market volatility, our approach to the market creates differentiated stability. The recent upstream M&A extends and confirms our capital disciplined mindset and strategy we are pursuing. ProPetro offers bifurcation, with the goal of being a highly sophisticated service provider that can serve the needs of the consolidating E&P space. To summarize, we are generating strong free cash flow and continue to evaluate accretive M&A opportunities to enhance our earnings power, while returning capital to shareholders through our share repurchase plan. Our proven discipline and transformed, bifurcated fleet give us confidence in our strategy and earnings potential during what we see as a slow to no growth environment. We are confident that our more industrialized model will continue to drive success for ProPetro and benefit the space for years to come. I’ll now turn the call over to David to discuss our first quarter financial results. David. First Quarter 2024 Earnings Call Scripted Remarks May 1, 2024, 8:00 am CT 3 EXHIBIT 99.3

David Schorlemer - Chief Financial Officer: Thanks, Sam and good morning, everyone. As Sam mentioned, we have some great news to discuss today regarding our financial performance and progress in our strategic initiatives. ProPetro’s performance in the first quarter was a testament to the merits of our strategic priorities and our progress in achieving certain operational and financial objectives over the last few years. And let me be clear, this has been an active strategy requiring significant effort and employment of a variety of resources. All of this being possible because of the teamwork and diligence of our people at ProPetro, whom we’ve asked to do more with less and implement new business processes and utilize new innovative technologies. The results of their work in combining these new resources and ProPetro’s superior field performance are unmistakable and are only now beginning to be realized. We also believe our strong first quarter results are a good indicator of what is possible in a more industrialized operating paradigm. Despite recent market headwinds, the Company is producing more sustainable returns after having invested over $1 billion in the last few years to recapitalize our fleet and adding to and enhancing our service offerings to support lower capital intensity requirements. Due to our approach, we are now transitioning to lower capital spending and higher free cash flows. In the first quarter, revenues increased 17% to $406 million as our customers reinitiated dedicated fleets. Net income increased to $20 million from a net loss in the fourth quarter, and Adjusted EBITDA increased 45% sequentially to $93 million with healthy 50% incremental margins. Notably, we incurred operating lease expense related to our electric fleets of $9 million for the quarter as compared to $4 million in the prior quarter. We also achieved another strong quarter of free cash flow of $41 million. The significant improvement in our financial performance was largely attributable to activity levels rebounding from the fourth quarter seasonality. As we discussed on the prior call, our customers were expected to restore their dedicated fleet activity after year-end and that transpired. This speaks to strong demand for our differentiated services, as we saw customers pick up where they left off following the holiday season. Our effective frac fleet utilization for the first quarter was 15.0 fleets, which was at the top end of the guidance range we provided. Our second quarter 2024 guidance for effective frac fleet utilization is a range of 14 to 15 fleets, and we have 14 active fleets today, of which three are FORCESM electric fleets with a fourth expected to deploy in June of this year as part of the recently signed ExxonMobil contract. First Quarter 2024 Earnings Call Scripted Remarks May 1, 2024, 8:00 am CT 4 EXHIBIT 99.3

ProPetro’s cash and liquidity position remains strong. As of March 31, 2024, total cash was $46 million and our borrowings under the ABL Credit Facility were $45 million. Total liquidity at the end of the quarter was $202 million, including cash and $156 million of available capacity under the ABL Credit Facility. Moving to our capital program, incurred capital expenditures for the quarter were $40 million. As we have demonstrated for the last few quarters, lower capex spending continues to enhance our free cash flow generation. This decrease is due to our fleet transition and the realization of benefits from our continuing optimization program. Additionally, our supply chain team along with operations are scrutinizing our capital spend more so than ever before and we’re also conducting supply chain assessments to maximize the returns from our vendor relationships. The work they’re doing is driving favorable results. Given our progress, we now expect our 2024 incurred capex to be biased to the lower end of our previous guidance range of $200 million to $250 million. As we transform our fleet further with our FORCESM electric fleets, we anticipate a decline in associated maintenance capital spend with resulting increased free cash flow and more durable profitability, particularly with the multi-year contractual coverage increasing across our fleets. In the remainder of 2024, we anticipate further validation of our strategy and a demonstration of the earnings enhancement resulting from our investments in the business. Our strong financial profile is now enabling us to return significant capital to shareholders, and we remain active in our share repurchase program. Since inception of the plan in May 2023, we have retired approximately 9 million shares, which equates to approximately 8% of shares outstanding as of the inception of the program, returning $74 million to shareholders. We remain confident that the current discount of our share price relative to our view of the intrinsic value creates a very compelling investment opportunity. We will continue to accelerate shareholder returns by opportunistically executing share repurchases under the increased and extended $200 million repurchase program recently authorized by our Board. I’d also like to reiterate that ProPetro’s balance sheet remains strong, and we are committed to disciplined and dynamic capital allocations for the long term. Our strong results showcase the continuation of the improvement realized over recent years. Additionally, our strong capital foundation and capital discipline enabled us to develop and install our capital-light long-term lease agreement while executing accretive M&A to further accelerate free cash flow performance, and industrialize our earnings stream. Finally, to reiterate our view of the industry which we have outlined before and as Sam mentioned, we believe we are in a slow-to-no-growth environment. The industry has consolidated, and the large Permian hydrocarbon producers representing our customer base are more disciplined in their activity and spending than ever before. Our strategy is designed for this environment. We have also built a commercial architecture that is meeting the needs of First Quarter 2024 Earnings Call Scripted Remarks May 1, 2024, 8:00 am CT 5 EXHIBIT 99.3

the leading operators in the industry. ProPetro has unique experience in this regard. We are also delivering innovative technology solutions including our electric-powered FORCESM fleets and leveraging technology throughout our organization to maximize our efficiencies. Our strategy is beginning to show clear evidence of delivering results - not only operationally but also financially - and we are confident ProPetro will continue to deliver for our customers and shareholders as we make further progress in building our company for the future. The key to this strategy is that it benefits not only ProPetro but also our customers by delivering the very best commercial and industrial solutions for their completions programs. With that, I will turn it back to Sam. Sam Sledge - Chief Executive Officer: Thank you, David. Before turning to Q&A, I’d like to again summarize the key attributes of our strategy that are driving our success, and why we are confident in the future of our company and our industry. With a strong first quarter behind us, we remain focused on executing on our strategic initiatives. We believe ProPetro provides a compelling investment thesis; one that our recent performance and decline in capital spending have started to highlight. Despite the headwinds and the slow-to-no-growth environment in the energy services space, we are uniquely positioned to showcase our earnings power and free cash flow potential. We are pleased that our results to start the year have started to demonstrate these capabilities. We have been successful in simultaneously transforming our fleet, executing on buying back our shares, and pursuing accretive acquisitions, all while maintaining a very healthy balance sheet and liquidity profile. Strong returns are now showing through, and we expect that to continue. We are confident that ProPetro is well positioned to take advantage of the ongoing industry evolution here in the Permian Basin. Despite what you may be hearing across the OFS space, demand remains strong for our services. This is evident in our recent ExxonMobil contract, and we expect more opportunities like this in the future as our FORCESM e-fleet demand outpaces our current supply. In addition, with our outstanding customer portfolio and operational density in the Permian, we are insulated from the uncertainties outside the Permian and in the spot market. As we look ahead, continued focus on the execution of our plan will remain important given the market backdrop that we face. We believe ProPetro is primed to capitalize on the evolution of the consolidating E&P industry. This consolidation demonstrates the need to combine top- notch service integration with the deployment of next-generation industrial technologies – which is directly supportive of our strategy at ProPetro. First Quarter 2024 Earnings Call Scripted Remarks May 1, 2024, 8:00 am CT 6 EXHIBIT 99.3

As we continue to optimize our operations and transition our fleet, while remaining opportunistic on M&A and share buybacks, we have significantly strengthened the business for the long-term. Our goal is to be the service provider of choice for the consolidators of the E&P space, and we are well on our way to achieving that goal. We believe the strategy we have employed continues to derisk the future earnings of our business and support an industrialized model. We have proven electric technology that is garnering committed contracts, while sharing capital costs for these value-enhancing assets. We continue to execute while maintaining a clean balance sheet with a healthy liquidity profile, which we expect to drive significant opportunity to accelerate shareholder returns over the long run. We look forward to continuing to capitalize on the tremendous opportunities ahead. Lastly, none of this is possible without the dedication of all our ProPetro teammates. From the wellsite, to the shop, and in the office. I am proud to be a part of a team that is always competing and striving to improve. Thank you for your continued outstanding performance, which strengthens our leadership’s confidence that we have the right strategy at ProPetro as we continue to lead in the Permian basin. With that, operator, I’ll ask that we now open the line for questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in this news release and discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our First Quarter 2024 Earnings Call Scripted Remarks May 1, 2024, 8:00 am CT 7 EXHIBIT 99.3

fleet conversion strategy and our share repurchase program. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and continued hostilities in the Middle East, including rising tensions with Iran, and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward- looking statements. Readers are cautioned not to place undue reliance on such forward- looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-219-7620 First Quarter 2024 Earnings Call Scripted Remarks May 1, 2024, 8:00 am CT 8 EXHIBIT 99.3